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                                  Exhibit 24.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO REDWOOD MORTGAGE INVESTORS VIII:


     we hereby consent to the use of our reports accompanying the balance sheets of the General Partner, Gymno Corporation, and the Partnership, REDWOOD MORTGAGE INVESTORS VIII, in the prospectus, and any supplements thereto, and Registration Statement filed on Form S-11 for REDWOOD MORTGAGE INVESTORS VIII and any post-effective amendments filed thereto. We also consent to the reference to our firm under the reference EXPERTS in the Prospectus.

                                        -----------------------------------
                                        PARODI & CROPPER



Lafayette, California

_______________,1996